NOTE

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THEN ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF NOVEMBER 25, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER OF THIS SECURITY AT ITS PRINCIPAL EXECUTIVE OFFICE.

No. 1                                                             $10,000,000.00



                                 UNIDIGITAL INC.

                    Senior Subordinated Increasing Rate Note
                    ----------------------------------------

     UNIDIGITAL INC., a Delaware corporation (together with its successors, the "Company"), for value received hereby promises to pay to CIBC WOOD GUNDY CAPITAL CORP. and registered assigns (the "Holder") the principal sum of TEN MILLION DOLLARS by wire transfer of immediately available funds to the Holder's account at such bank in the United States as may be specified in writing by the Holder to the Company, on the Maturity Date in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof on the dates and at the rate or rates provided for in the Securities Purchase Agreement. Reference is made to the Securities Purchase Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

     This Note is one of a duly authorized issue of Senior Subordinated Increasing Rate Notes of the Company (the "Notes") referred to in the Securities Purchase Agreement, dated as of November 25, 1998, among the Company, the Guarantors named therein and the Purchaser named therein (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Securities Purchase Agreement"). The Notes are transferable and assignable to one or more purchasers, in accordance with the limitations set forth in the Securities Purchase Asgreement. The Company agrees to issue from time to time replacement Notes in the form hereof to facilitate such transfers and assignments.

     The payment of the principal amount of the Notes, premium (if any) and interest thereon, and any claim for rescission or damages in respect thereof under any applicable law by the

Company is subordinated to the prior payment of Senior Debt to the extent and in the manner provided in Article 9 of the Securities Purchase Agreement, and each Holder of Notes, by his acceptance hereof, accepts and agrees to be bound by such provisions.

     The Company shall keep at its principal office a register (the "Register") in which shall be entered the names and addresses of the registered holders of the Notes and particulars of the respective Notes held by them and of all transfers of such Notes. References to the "Holder" or "Holders" shall mean the Person listed in the Register as the payee of any Note. The ownership of the Notes shall be proven by the Register.

     This Note shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: November 30, 1998

                                 UNIDIGITAL INC.


                                 By:/s/ William E. Dye
                                    ---------------------
                                    Name:  William E. Dye
                                    Title: Chief Executive Officer








                                       2